EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Lizabeth R. Boeckmann, President of Alpha Core Strategies Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 2, 2022	/s/ Lizabeth R. Boeckmann
Lizabeth R. Boeckmann, President (Principal Executive Officer)

I, Jeffrey R. Buth, Treasurer of Alpha Core Strategies Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 2, 2022	/s/ Jeffrey R. Buth
Jeffrey R. Buth, Treasurer (Principal Financial Officer and Principal Accounting Officer)

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